1Q07 Earnings Conference Call May 3, 2007 1 Exhibit 99.2 * * * *

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’s First Quarter 2007 earnings conference call, held on May 3, 2007 at 3:00 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference ID#4720037.
Those statements made by representatives of Sunoco during the course of this presentation that are not historical facts are forward-
looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco's business prospects and performance, causing actual results to differ materially from those discussed during this presentation. Such risks and uncertainties include, by way of example and not of limitation: general economic, financial and business conditions which could affect Sunoco’s financial condition and results of operations; changes in competition and competitive practices, including the impact of foreign imports; effects of weather conditions and natural disasters on the Company’s operating facilities and on product supply and demand; changes in refining, marketing and chemical margins; variation in petroleum-based commodity prices and availability of crude oil and feedstock supply or transportation; effects of transportation disruptions; changes in the price differentials between light-sweet and heavy-
sour crude oils; changes in the marketplace which may affect supply and demand for Sunoco’s products; changes in the level of capital expenditures or operating expenses; changes in product specifications; availability and pricing of ethanol; changes in the expected level of environmental capital, operating or remediation expenditures; age of, and changes in, the reliability, efficiency and capacity of, the Company’s operating facilities or those of third parties; effects of adverse events relating to the operation of the Company’s facilities and to the transportation and storage of hazardous materials (including equipment malfunction, explosions, fires, spills and the effects of severe weather conditions); risks related to labor relations and workplace safety; changes in, or new, statutes and government regulations or their interpretations, including those relating to the environment and global warming; changes in tax laws or their interpretations, including pension funding requirements; ability to identify acquisitions, execute them under favorable terms and integrate them into the Company’s existing businesses; ability to enter into joint ventures and other similar arrangements under favorable terms; delays and/or costs related to construction, improvements and/or repairs of facilities (including shortages of skilled labor, issuance of applicable permits and inflation); the changes in the availability and cost of debt and equity financings; changes in the credit ratings assigned to the Company’s debt securities or credit facilities;
changes in insurance markets impacting costs and the level and types of coverage available; nonperformance or force majeure by, or disputes with, major customers, suppliers, dealers, distributors or other business partners; changes in financial markets impacting pension expense and funding requirements; political and economic conditions in the markets in which the Company, its suppliers or customers operate, including the impact of potential terrorist acts and international hostilities; military conflicts between, or internal instability in, one or more oil producing countries, governmental actions and other disruptions in the ability to obtain crude oil; ability to conduct business effectively in the event of an information system failure; claims of the Company’s non-compliance with statutory and regulatory requirements; and changes in the status of, or initiation of new, litigation, arbitration or other proceedings to which the Company is a party or liability resulting from such litigation, arbitration or other proceedings, including natural resource damage claims. These and other applicable risks and uncertainties have been described more fully in Sunoco's 2006 Form 10-K filed with the Securities and Exchange Commission on February 26, 2007. Other factors not discussed herein also could materially and adversely affect Sunoco’s business prospects and/or performance. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements.
Sunoco undertakes no obligation to update any forward-looking statements whether as a result of new information or future events.

Earnings Profile

1Q07
Net Income (MM$ after tax):
Refining & Supply
76
Retail Marketing 7
Chemicals 9
Logistics 9
Coke 11
Corporate Expenses (15)
Net Financing Expenses & Other (12)
Income Before Special Items 85
Special Items 90
Total Net Income 175
EPS (Diluted), Before Special Items 0.70
EPS (Diluted), Net Income 1.44

Income Before Special Items*, MM$
1Q06 2Q06 3Q06 4Q06 1Q07
Refining & Supply   73 409 273 126 76
Non-Refining   34   40   98   33 36
Corp. & Net Fin.   (28) (23) (20)   (36) (27)
   Income Before
     Special Items
  79
426
351
123
85
EPS (Diluted),
Before Special Items
0.59
3.22
2.76
1.00
0.70
4
$85
$123
$351
$426
$79
$0
$100
$200
$300
$400
$500
* For reconciliation to Net Income, see slide 14.

Non-Refining Businesses – 1Q07

Retail Marketing
Margins improved from 1Q/4Q06 but limited by impact of
rising wholesale gasoline prices
Strong year-over-year volume growth
$3MM after-tax charge for litigation settlement
Chemicals
Margin environment similar to 4Q06
Feedstock availability issues reduced sales volumes
Logistics
Improvement.
from 1Q06 due to
acquisition.
growth and
higher terminalling earnings
Coke
4Q06 contained $5MM after-tax in favorable tax-credit
adjustments
Higher mining expenses at Jewell coal operations

Refining & Supply – 1Q07 Operations

Philadelphia Refinery Turnaround and Expansion Project
Turnaround of crude unit and project to expand/upgrade fluid catalytic cracking unit
Approximately two months from
mid-February.
through mid-April
1Q07 production loss: approximately 9 MMB
All units on-line… facility returning to normal operations
Marcus Hook Power Outage
Loss of steam due to third-party power disruption resulted in refinery shutdown
Impacted operations for approximately 2 weeks in second half of
February
1Q07 impact: approximately 1 MMB (estimated $9MM after-tax)
Tulsa Maintenance
Mechanical integrity and pre-turnaround work
Approximately one week in mid-February
1Q07 impact: approximately 0.4 MMB (estimated $4MM after-tax)
Turnaround planned for June

Northeast Refining

* For definition, see slide 21.
Realized Margin vs. Benchmark, $/B
1Q06 2Q06 3Q06 4Q06 1Q07
Northeast Refining:
Realized Margin 5.35 11.56 8.35 6.23 5.25
6-3-2-1 Benchmark * 4.49 8.76 5.29 3.68 7.14
Differential +0.86 +2.80 +3.06 +2.55 (1.89)
Actual Costs vs.
Benchmark:
Crude
(1.19) (1.06) (0.58) (0.26) (2.24)
Product 2.05 3.86 3.64 2.81 0.35
Differential +0.86 +2.80 +3.06 +2.55 (1.89)

1.19
1.06
0.58
0.26
2.24
0.00
0.50
1.00
1.50
2.00
2.50
1Q06 2Q06 3Q06 4Q06 1Q07
Crude Cost vs. Dated Brent +$1.25/B
1Q07 vs. 4Q06:
Absence of 4Q06 LIFO inventory gain
Lower volumes of discounted high-
acid crudes due to turnaround
Higher premiums for West African
crudes
Unfavorable timing versus calendar-
day average
2.05
3.86
3.64
2.81
0.35
0.00
1.00
2.00
3.00
4.00
5.00
1Q06 2Q06 3Q06 4Q06 1Q07
Products vs. Benchmarks, $/B
1Q07 vs. 4Q06:
Lower value-added premiums for
diesel fuel over heating oil
Unfavorable timing versus
calendar-day average
Unfavorable effect of reduction
in residual fuel inventories
Northeast Refining

MidContinent Refining

* For definition, see slide 21.
Realized Margin vs. Benchmark, $/B
1Q06 2Q06 3Q06 4Q06
MidContinent Refining:
Realized Margin 8.38 15.00 14.90 11.32
3-2-1 Benchmark * 7.92 18.63 14.13 8.58
Differential +0.46 (3.63) +0.77 +2.74
Actual Costs vs.
Benchmark:
Crude
0.67 0.58 0.25 1.55
Product (0.21) (4.21) 0.52 1.19
1Q07
11.42
11.06
+0.36
(0.36)
0.72
46 Differential +0. (3.63) +0.77 +2.74
+0.36

(0.21)
(4.21)
0.52
1.19
0.72
-5.00
-4.00
-3.00
-2.00
-1.00
0.00
1.00
2.00
1Q06 2Q06 3Q06 4Q06 1Q07
Products vs. Benchmarks, $/B
1Q07 vs. 4Q06:
Lower value-added premiums for
fuels and lubricant base oils
(0.67)
(0.58)
(0.25)
(1.55)
0.36
-2.00
-1.00
0.00
1.00
1Q06 2Q06 3Q06 4Q06 1Q07
Crude Cost vs. WTI +$0.75, $/B
1Q07 vs. 4Q06:
Higher premiums for Canadian
Syncrude run at Toledo refinery
MidContinent Refining

Refining & Supply – 2Q07 Operations Outlook

Philadelphia Refinery Turnaround and Expansion Project
Restart of units progressed through April
2Q07 production loss: approximately 2 MMB
Additional 15-20 MB/D upgrade of residual fuel to gasoline
and distillate
Toledo Debottleneck Project
Project to increase throughput by 20 MB/D
Final tie-in work scheduled to begin in May with
completion by end of 2Q07
2Q07 production loss expected to be minimal
Tulsa Refinery Turnaround
Planned maintenance turnaround
Scheduled for 5 weeks beginning in June
2Q07 production loss: approximately 2.4 MMB

Summary

1Q07 significantly impacted by major turnaround
and expansion project work in our Northeast
Refining Complex…now completed and in
operation
Expect to complete additional expansion project
at the Toledo Refinery in 2Q07
2Q07 refined product market very constructive
as we enter the summer driving season
No major turnaround activity scheduled in the
second half of 2007

Appendix 13 * * * *

Earnings Profile

1Q06 2Q06 3Q06 4Q06 1Q07
Net Income (MM$ after tax):
Refining & Supply 73 409 273 126 76
Retail Marketing - 10 77 (11) 7
Chemicals 14 8 5 16 9
Logistics 6 12 7 11 9
Coke 14 10 9 17 11
Corporate Expenses (16) (11) (11) (20) (15)
Net Financing Expenses & Other (12) (12) (9) (16) (12)
Income Before Special Items 79 426 351 123 85
Special Items - - - - 90
Total Net Income 79 426 351 123 175
EPS (Diluted), Before Special Items 0.59 3.22 2.76 1.00 0.70
EPS (Diluted), Net Income 0.59 3.22 2.76 1.00 1.44

Earnings Profile

1Q07 1Q06 4Q06
Net Income (MM$ after tax):
Refining & Supply 73 3 126 (50)
Retail Marketing - 7 (11) 18
Chemicals 14 (5) 16 (7)
Logistics 6 3 11 (2)
Coke 14 (3) 17 (6)
Corporate Expenses (16) 1 (20) 5
Net Financing Expenses & Other (12) - (16) 4
Income Before Special Items 79 6 123 (38)
Special Items - 90 - 90
Total Net Income 79 96 123 52
EPS (Diluted), Before Special Items 0.59 0.11 1.00 (0.30)
EPS (Diluted), Net Income
76
7
9
9
11
(15)
(12)
85
90
175
0.70
1.44 0.59 0.85 1.00 0.44

Key Margin Indicators
1Q06 2Q06 3Q06 4Q06 1Q07
Refining & Supply, $/B
   Realized Northeast   5.35 11.56   8.35   6.23   5.25
   Realized MidContinent   8.38 15.00 14.90 11.32 11.42
      Realized Total R&S   6.13 12.41 10.13   7.51   6.98
Retail Marketing, cpg
   Gasoline   6.8   8.4 17.3   6.8   8.3
   Distillate  12.0   8.7 10.4 13.5 16.3
Chemicals, cpp
   Phenol and Related   9.1   7.1   7.0 8.7   8.8
   Polypropylene 13.2 11.1 12.2 12.9 12.7
      Total Chemicals 10.9   8.8   9.3 10.5 10.5
Dated Brent Crude Oil, $/B 61.88 69.65 69.41 59.74 57.28
Natural Gas, $/DT   7.88   6.67   6.14   7.26   7.18

Key Volume Indicators
1Q06 2Q06 3Q06 4Q06 1Q07
Refining & Supply
   Northeast:
     Crude Throughputs, MB/D 610 640 612 603 539
     % Capacity   93   98   93   92   82
     Net Prod. Available for Sale, MB/D 664 698 658 662 599
   MidContinent:
     Crude Throughputs, MB/D 225 224 238 211 223
     % Capacity   92   92   97 86   91
     Net Prod. Available for Sale, MB/D 233 231 246 221 232
   Total Refining & Supply:
     Crude Throughputs, MB/D 835 864 850 814 762
     % Capacity   93   96   94   90   85
     Net Prod. Available for Sale, MB/D 897 928 904 883 831
     Net Prod. Available for Sale, MMB   81   84   83   81   75

Key Volume Indicators

1Q06 2Q06 3Q06 4Q06 1Q07
Retail Marketing
Gasoline Sales, MM gal 1,086 1,181 1,202 1,179 1,131
Middle Distillate Sales, MM gal 176 158 158 165 177
Total Sales, MM gal 1,262 1,339 1,360 1,344 1,308
Gasoline and Diesel Throughput
(M gal/Site/Month)
(Company owned or leased outlets)
132 143 150 149 142
Merchandise Sales (M$/Store/Month) 71 82 87 80 76
Chemicals
Phenol and Related Sales, MM# 633 663 607 632 592
Polypropylene Sales, MM# 562 569 550 562 548
Other Sales, MM# 21 21 21 25 20
Total, MM# 1,216 1,253 1,178 1,219 1,160
Coke
Production , M tons 631 627 620 632 642

Financial Ratios
3/31/06 6/30/06 9/30/06 12/31/06 3/31/07
Total Debt (GAAP Basis) 1,524 1,438 1,497 1,987 2,086
Plus: Debt Guarantees        6        6       6        5        5
Less: Cash    (361)    (600)    (218)     (263)    (222)
Net Debt (Revolver Covenant Basis) 1,169    844 1,285 1,729 1,869
Shareholders’ Equity (GAAP Basis) 2,027 2,295 2,126 2,075 2,159
SXL * Minority Interest    394    506    502    503    349
Equity (Revolver Covenant Basis) 2,421 2,801 2,628 2,578 2,508
Debt / Capital (GAAP Basis) 43% 39% 41% 49% 49%
Net Debt / Capital **
(Revolver Covenant Basis) 33% 23% 33% 40% 43%
* Sunoco Logistics Partners L.P. (NYSE: SXL)
** The Net Debt / Capital ratio is
used.
by Sunoco
management.
in its
internal.
financial analysis and
by
investors.
and
creditors.
in the
assessment.
of
Sunoco’s.
financial.
position.

Refining & Supply - 1Q07 Gasoline and Distillate Production
Northeast
Refining
MidContinent
Refining
Total
Refining
& Supply
Gasoline Production, MB/D 289.3 112.1 401.4
   RFG 51%    0% 37%
   Conventional 49% 100% 63%
Distillate Production, MB/D 210.1 75.3 285.4
   On-Road Diesel Fuel 55% 38% 51%
   Heating Oil / Off-Road Diesel 25% 28% 26%
   Jet Fuel 16% 34% 21%
   Kerosene / Other   4%   0%   2%

Marker Crack Spread Definition
Northeast 6-3-2-1 Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Unleaded Regular Gasoline: NY Harbor Barge Platt’s Low
2 No. 2 Fuel Oil (Heating Oil): NY Harbor Barge Platt’s Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
MidContinent 3-2-1 Benchmark
3 WTI Crude: NYMEX futures L1 Close + $0.75 for transportation
2 Unleaded Regular Gasoline: Chicago Pipeline Platt’s Low
1 No. 2 Low Sulfur (Low Sulfur Diesel): Fuel Oil Chicago Pipeline
Platt’s Low

For More Information 22 Media releases and SEC filings are available on our website at www.Sunocolnc.com Contact for more information: Terry Delaney (215) 977-6106 Tom Harr (215) 977-6764